EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SehngdaTech, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Anhui Guo, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge, based upon a review of the Report:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ Anhui Guo
Anhui guo
Chief Financial Officerand Director (Principle Executive Officer)

Dated: March 17, 2008

A signed original of this written statement required by Section 906 has been provided to ShengdaTech, Inc. and will be retained by ShengdaTech, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.